                     TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of March 27, 2000 for the Collection Period of
                   February 1 through February 29, 2000


POOL DATA - ORIGINAL DEAL PARAMETERS

Aggregate Net Investment Value (ANIV)                                                                   1,231,231,519.20
Discounted Principal Balance                                                                            1,231,231,519.20
Servicer Advance                                                                                            2,825,418.78
Servicer Payahead                                                                                           1,580,862.05
Number of Contracts                                                                                               56,340
Weighted Average Lease Rate                                                                                         7.66%
Weighted Average Remaining Term                                                                                     35.8
Servicing Fee Percentage                                                                                            1.00%

POOL DATA - CURRENT MONTH

Aggregate Net Investment Value                                                                            667,811,415.62
Discounted Principal Balance                                                                              628,938,021.97
Servicer Advances                                                                                           3,436,763.06
Servicer Pay Ahead Balance                                                                                  5,655,936.45
Maturity Advances Outstanding                                                                                          -
Number of Current Contracts                                                                                       38,897
Weighted Average Lease Rate                                                                                         7.68%
Weighted Average Remaining Term                                                                                      8.2

RESERVE FUND:

  Initial Deposit Amount                                                                                   30,780,787.98
  Specified Reserve Fund Percentage                                                                                 2.50%
  Specified Reserve Fund Amount                                                                            30,780,787.98
  Specified Reserve Fund Percentage (IF CONDITION i, ii OR iii MET)                                                 5.00%
  Specified Reserve Fund Amount (IF CONDITION i, ii OR iii MET)                                            61,561,575.96

                                                                   Class A             Class B               Total
                                                                   Amount              Amount                Amount
                                                                   -------             -------               ------
  Beginning Balance                                            28,897,828.23         1,227,656.25          30,125,484.48
  Withdrawal Amount                                            (2,349,474.81)                              (2,349,474.81)
  Transferor Excess                                             1,143,481.16                                1,143,481.16
                                                               -------------         ------------          -------------
  Reserve Fund Balance Prior to Release                        27,691,834.58         1,227,656.25          28,919,490.83
  Specified Reserve Fund Balance                               29,553,131.73         1,227,656.25          30,780,787.98
  Release to Transferor                                                 -                    -                      -
                                                               -------------         ------------          -------------
  Ending Reserve Fund Balance                                  27,691,834.58         1,227,656.25          28,919,490.83
  Cumulative Withdrawal Amount before Reimbursement
    from Transferror                                                                                        5,196,626.74

LIQUIDATION OF CHARGEOFFS AND REPOSSESSIONS:                                           Vehicles
                                                                                       --------
  Liquidated Contracts                                                                   171
                                                                                         ---
  Discounted Principal Balance                                                                              2,833,950.85
  Net Liquidation Proceeds                                                                                 (2,364,765.13)
  Recoveries - Previously Liquidated Contracts                                                                (69,773.76)
                                                                                                           -------------
  Aggregate Credit Losses for the Collection Period                                                           399,411.96
                                                                                                           =============
  Cumulative Credit Losses for all Periods                                                                 16,138,154.08
                                                                                                           =============
  Repossessed in Current Period                                                           61
                                                                                         ---

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                   Annualized Average
FOR EACH COLLECTION PERIOD:                                                                               Charge-Off Rate
                                                                                                         ------------------
    Second Preceding Collection Period                                                                              0.68%
    First Preceding Collection Period                                                                               0.47%
    Current Collection Period                                                                                       0.69%

CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                                 0.61%
Charge-Off Rate Indicator (greater than 1.25%)                                                          CONDITION NOT MET


DELINQUENT CONTRACTS:                                                          Percent     Accounts     Percent         ANIV
                                                                               -------     --------     -------         ----
 31-60 Days Delinquent                                                          2.57%         999         2.42%       16,168,040.41
 61-90 Days Delinquent                                                          0.16%          61         0.15%        1,031,816.03
 Over 90 Days Delinquent                                                        0.03%          11         0.03%          208,724.09
                                                                                            -----                     -------------
  Total Delinquencies                                                                       1,071                     17,408,580.53
                                                                                            =====                     =============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                                                        0.19%
    First Preceding Collection Period                                                                                         0.22%
    Current Collection                                                                                                        0.19%
Period


CONDITION (ii) (DELINQUENCY PERCENTAGE)
Three Month Average                                                                                                           0.20%
Delinquency Percentage Indicator (Greater than 1.25%)                                                             CONDITION NOT MET


RESIDUAL VALUE (GAIN) LOSS:                                                                     Vehicles
                                                                                                --------
  Matured Lease Vehicle Inventory Sold                                                            1,368              21,531,457.97
                                                                                                  -----
  Net Liquidation Proceeds                                                                                          (18,877,932.89)
                                                                                                                    --------------
  Net Residual Value (Gain) Loss                                                                                      2,653,525.08
                                                                                                                    ==============
  Cumulative Residual Value (Gain) Loss all periods                                                                  17,555,324.65
                                                                                                                    ==============

                                                                                                  Average             Average
MATURED VEHICLES SOLD FOR                              Number          Scheduled     Sale     Net Liquidation        Residual
EACH COLLECTION PERIOD:                                 Sold          Maturities     Ratio       Proceeds             Value
                                                       ------         ----------     -----    ---------------        --------
  Second Preceding Collection Period                    486              1,455       33.40%      12,312.52           15,328.59
  First Preceding Collection Period                     978              2,339       41.81%      13,668.55           16,063.58
  Current Collection Period                           1,368              4,417       30.97%      13,799.66           15,836.53
  Three Month Average                                                                            13,499.17           15,827.77

Ratio of Three-Month Average Net Liquidation Proceeds to Average Residual Value                                          85.29%

                                                                              CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                          AMOUNT/RATIO                   TEST MET?
                                                                              --------------                  ---------
a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                30.97%                         YES

b) Number of Scheduled Maturities greater than 500                                 4,417                          YES

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg.           85.29%                         NO
Residual Values

Residual Value Indicator  (condition met if tests a, b and c = YES)                                       CONDITION NOT MET


                     TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of March 27, 2000 for the Collection Period of
                   February 1 through February 29, 2000

                                                                               Certificate Balance           Class A1
                                                                               -------------------           --------
                                                                  Total        Percent       Balance         Balance
-------------------------------------------------------------------------------------------------------------------------------

INTEREST:                                                                      98.00%
  Interest Collections                                        4,629,334.39
  Non-recoverable Advances                                     (192,909.12)
                                                           ---------------
    Available Interest                                        4,436,425.27                   4,336,025.05
  Class A1, A2, A3 Notional Interest Accrual Amount          (3,830,614.58)                 (3,830,614.58)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -
  Net Investment Income Earned                                  576,074.48                     576,074.48
  Interest Accrual for Adjusted Class B Certificate Bal.       (415,406.25)                   (415,406.25)
  Class B Interest Carryover Shortfall                                -
  Servicer's Fee                                                      -                              -
  Capped Expenses                                               (32,441.31)                    (31,707.13)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -                              -
  Uncapped Expenses                                                   -                              -
                                                           ---------------                ---------------
  Total Unallocated Interest                                    734,037.61                     634,371.57
  Excess Interest to Transferor                                 (99,666.04)                   (634,371.57)
                                                           ---------------                ---------------
  Net Interest Collections Available                            634,371.57                           -
  Interest Collections Allocated to Losses                   (2,983,846.38)
  Accelerated Principal Distribution                                  -
                                                           ---------------
  Deposit to Reserve Fund                                             -
                                                           ---------------
  Withdrawal from Reserve Fund                                2,349,474.81
Loss Reimbursement from Transferor                            1,143,481.16
                                                           ---------------
Net Withdrawal from Reserve Fund                             (1,205,993.65)

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                        (3,052,937.04)                 (2,983,846.38)
  Loss Reimbursement from Transferor Interest                 2,983,846.38                   2,983,846.38
                                                           ---------------                ---------------
  Ending Certificate Principal Loss Amount                      (69,090.66)                          -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                           ---------------
  Ending Balance                                                      -
                                                           ---------------
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                           ---------------
  Ending Balance                                                      -
                                                           ---------------
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                           ---------------
  Ending Balance                                                      -
                                                           ---------------
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                           ---------------
  Ending Balance                                                      -
                                                           ---------------
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                              -
  Allocations - Current Period                               54,130,787.15                  54,130,787.15
  Allocations - Accelerated Principal Distribution                    -                              -
  Allocations - Not Disbursed Beginning of Period            89,908,267.56                  89,908,267.56
  Allocations - Not Disbursed End of Period                 144,039,054.71                 144,039,054.71
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              25,476,124.98                  25,476,124.98
  Allocations - Current Period                                4,246,020.83                   4,246,020.83
  Allocations - Not Disbursed Beginning of Period            21,230,104.15                  21,230,104.15
  Allocations - Not Disbursed End of Period                           -                              -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund            (1,205,993.65)
  Due To Trust                                               79,606,912.13                  79,606,912.13
                                                           ---------------                ---------------    --------------
  Total Due To Trust                                         78,400,918.48                  79,606,912.13
-------------------------------------------------------------------------------------------------------------------------------

                                                                Class A2         Class A3              Class B
                                                                --------         --------              -------
                                                                Balance          Balance               Balance
---------------------------------------------------------------------------------------------------------------------

INTEREST:
  Interest Collections
  Non-recoverable Advances

    Available Interest                                       3,436,536.29        446,369.76            453,119.00
  Class A1, A2, A3 Notional Interest Accrual Amount         (3,439,583.33)      (391,031.25)
  Unreimbursed A1, A2, A3 Interest Shortfall
  Net Investment Income Earned
  Interest Accrual for Adjusted Class B Certificate Bal.                                              (415,406.25)
  Class B Interest Carryover Shortfall
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

  Net Interest Collections Available
  Interest Collections Allocated to Losses
  Accelerated Principal Distribution

  Deposit to Reserve Fund

  Withdrawal from Reserve Fund
Loss Reimbursement from Transferor

Net Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                                               (2,983,846.38)
  Loss Reimbursement from Transferor Interest                                                        2,983,846.38
                                                                                                   --------------
  Ending Certificate Principal Loss Amount                                                                   -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period                              54,130,787.15
  Allocations - Accelerated Principal Distribution                   -
  Allocations - Not Disbursed Beginning of Period           89,908,267.56
  Allocations - Not Disbursed End of Period                144,039,054.71              -                     -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             20,637,499.98      2,346,187.50          2,492,437.50
  Allocations - Current Period                               3,439,583.33        391,031.25            415,406.25
  Allocations - Not Disbursed Beginning of Period           17,197,916.65      1,955,156.25          2,077,031.25
  Allocations - Not Disbursed End of Period                          -                 -                     -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund
  Due To Trust                                              74,768,287.13      2,346,187.50          2,492,437.50
                                                           --------------    --------------        --------------
  Total Due To Trust                                        74,768,287.13      2,346,187.50          2,492,437.50
---------------------------------------------------------------------------------------------------------------------

                                                                  Transferor Interest
                                                                  -------------------
                                                              Interest         Principal
----------------------------------------------------------------------------------------------

INTEREST:                                                            2.00%
  Interest Collections
  Non-recoverable Advances

    Available Interest                                          100,400.22
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Net Investment Income Earned
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                      -
  Capped Expenses                                                  (734.18)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                   -
                                                           ---------------
  Total Unallocated Interest                                     99,666.04
  Excess Interest to Transferor                                 634,371.57
                                                           ---------------
  Net Interest Collections Available                            734,037.61
  Interest Collections Allocated to Losses                   (2,983,846.38)
  Accelerated Principal Distribution                                  -
                                                           ---------------
  Deposit to Reserve Fund                                    (2,249,808.77)
                                                           ---------------
  Withdrawal from Reserve Fund
Loss Reimbursement from Transferor

Net Withdrawal from Reserve Fund

PRINCIPAL:
  Certificate Principal Loss Amounts:
  Current Loss Amount                                                              (69,090.66)
  Loss Reimbursement from Transferor Interest                (2,983,846.38)
                                                           ---------------    ---------------
  Ending Certificate Principal Loss Amount                   (2,983,846.38)        (69,090.66)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance

CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance

PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period                           -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -
  Allocations - Current Period                                        -
  Allocations - Not Disbursed Beginning of Period                     -
  Allocations - Not Disbursed End of Period                           -
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to (Withdrawal from) Reserve Fund                     -
  Due To Trust                                                                           -
                                                           ---------------    ---------------
  Total Due To Trust                                                  -                  -
---------------------------------------------------------------------------------------------


                     TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate - Toyota Auto Lease Trust 1997-A Distribution Date of March 27, 2000 for the Collection Period of
                   February 1 through February 29, 2000

--------------------------------------------------------------------------------------------------------------------------------
                                                                        Certificate Balance                Class A1
                                                    Total            Percent           Balance       Percent      Balance
--------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)           1,231,231,519.20
Discounted Principal Balance                    1,231,231,519.20
Initial Notional/Certificate Balance                        -        100.00%      1,206,600,000.00   33.98%       410,000,000.00
Percent of ANIV                                                                             98.00%                        33.30%
Certificate Factor                                                                       1.0000000                     1.0000000
Notional/Certificate Rate                                                                                                  6.20%
Targeted Maturity Date                                                                                        September 27, 1999
Servicer Advance                                    2,825,418.78
Servicer Payahead                                   1,580,862.05
Number of Contracts                                       56,340
Weighted Average Lease Rate                                7.66%
Weighted Average Remaining Term                             35.8
Servicing Fee Percentage                                   1.00%

POOL DATA PRIOR MONTH
Aggregate Net Investment Value                    723,055,108.55
Discounted Principal Balance                      693,621,765.76
Notional/Certificate Balance                                                        796,600,000.00                          -
Adjusted Notional/Certificate Balance                                               706,691,732.44                          -
Percent of ANIV                                                                             97.74%                          -
Certificate Factor                                                                       1.0000000                          -
Servicer Advances                                   3,342,525.24
Servicer Pay Ahead Balance                          3,964,196.01
Maturity Advances Outstanding                               -
Number of Current Contracts                               41,909
Weighted Average Lease Rate                                7.66%
Weighted Average Remaining Term                              8.8

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                  667,811,415.62
  Discounted Principal Balance                    628,938,021.97
  Notional/Certificate Balance                                                      796,600,000.00                          -
  Adjusted Notional/Certificate Balance                                             652,560,945.29
  Percent of ANIV                                                                           97.72%
  Certificate Factor                                                                     1.0000000                          -
  Servicer Advances                                 3,436,763.06
  Servicer Pay Ahead Balance                        5,655,936.45
  Maturity Advances Outstanding
  Number of Current Contracts                             38,897
  Weighted Average Lease Rate                              7.68%
  Weighted Average Remaining Term                            8.2

Prior Certificate Interest Payment Date       September 27, 1999
Next Certificate Interest Payment Date            March 27, 2000
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                            Class A2                            Class A3
                                                    Percent           Balance            Percent        Balance
-------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance                 53.87%         650,000,000.00       6.03%       72,750,000.00
Percent of ANIV                                                             52.79%                           5.91%
Certificate Factor                                                       1.0000000                       1.0000000
Notional/Certificate Rate                                                    6.35%                           6.45%
Targeted Maturity Date                                          September 25, 2000                  March 26, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                        650,000,000.00                   72,750,000.00
Adjusted Notional/Certificate Balance                               560,091,732.44                   72,750,000.00
Percent of ANIV                                                             77.46%                          10.06%
Certificate Factor                                                       1.0000000                       1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                      650,000,000.00                   72,750,000.00
  Adjusted Notional/Certificate Balance                             505,960,945.29                   72,750,000.00
  Percent of ANIV                                                           75.76%                          10.89%
  Certificate Factor                                                     1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
-------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                          Class B                  Transferor Interest
                                                   Percent         Balance               Balance
------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
Aggregate Net Investment Value (ANIV)
Discounted Principal Balance
Initial Notional/Certificate Balance               6.12%        73,850,000.00          24,631,519.20
Percent of ANIV                                                         6.00%                  2.00%
Certificate Factor                                                  1.0000000
Notional/Certificate Rate                                               6.75%
Targeted Maturity Date                                     September 25, 2001
Servicer Advance
Servicer Payahead
Number of Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term
Servicing Fee Percentage

POOL DATA PRIOR MONTH
Aggregate Net Investment Value
Discounted Principal Balance
Notional/Certificate Balance                                    73,850,000.00          16,363,376.11
Adjusted Notional/Certificate Balance                           73,850,000.00          16,363,376.11
Percent of ANIV                                                        10.21%                  2.26%
Certificate Factor                                                  1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Number of Current Contracts
Weighted Average Lease Rate
Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                                  73,850,000.00          15,250,470.33
  Adjusted Notional/Certificate Balance                         73,850,000.00          15,250,470.33
  Percent of ANIV                                                      11.06%                  2.28%
  Certificate Factor                                                1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

Prior Certificate Interest Payment Date
Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY            Vehicles
                                             --------

Principal Collections                                           8,064,551.38
Prepayments in Full                            1451            22,472,194.76
                                               ----
Reallocation Payment                             22               341,537.97
                                               ----
Interest Collections                                            4,629,334.39
Net Liquidation Proceeds and Recoveries                         2,434,538.89
Net Liquidation Proceeds - Vehicle Sales                       18,877,932.89


Non-Recoverable Advances                                         (192,909.12)
                                                               --------------
Total Available                                                56,627,181.16
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                            Amount                           Annual Amount
                                                      ------------                       ---------------
   Total Capped and Uncapped Expenses Paid               32,441.31                           64,882.62
   Capped and Uncapped Expenses Due                           -                                   -
SERVICER'S FEE DUE:
   Servicer's Fee Paid                                        -
   Servicer's Fee Balance Due                                 -
 SUPPLEMENTAL SERVICER'S FEES                           102,138.29
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                       Vehicles                                 Amount
                                                      ------------                       ---------------


 Beginning Unreinvested Principal Collections
 Principal Collections & Liquidated Contracts
 Allocation to Subsequent Contracts
                                                                                         ---------------
 Ending Unreinvested Principal Collections                                                        -
--------------------------------------------------------------------------------------------------------


I hereby certify to the best of my knowledge that the report provided is true and correct.


/S/ HOLLY PEARSON
------------------------------------------
Holly Pearson, Treasury Operations Manager